UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 15, 2020, Cheniere Energy, Inc. (“Cheniere”) entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $2.0 billion aggregate principal amount of its 4.625% Senior Secured Notes due 2028 (the “Notes”). The Notes will be issued at par.

The Purchase Agreement contains customary representations, warranties and agreements by Cheniere and customary conditions to closing and indemnification obligations of Cheniere and the Initial Purchasers.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

The Notes offering is being made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to persons outside the United States in accordance with Regulation S under the Securities Act.

Certain Initial Purchasers and their affiliates have provided from time to time, and may provide in the future, certain commercial banking, financial advisory, investment banking and other services to Cheniere and its subsidiaries in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 7.01	Regulation FD Disclosure.

On September 15, 2020, Cheniere issued a press release announcing that it upsized and priced its previously announced offering of Notes. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of September 15, 2020, between Cheniere Energy, Inc. and Credit Suisse Securities (USA) LLC.

99.1**	Press release, dated September 15, 2020, entitled “Cheniere Energy, Inc. Announces Upsizing and Pricing of Inaugural Notes Offering.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated: September 15, 2020

	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Senior Vice President and Chief Financial Officer